SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                       Date of Report: September 12, 1997

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    FLORIDA                    5-43936                     65-0377773
---------------        ------------------------          ---------------
(State or other        (Commission File Number)           (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
              ----------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000


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Item 5.    OTHER EVENTS.

           Attached hereto as Exhibit 20.1 is a press release announcing that BankUnited Financial Corporation had called its 8% Noncumulative Convertible Preferred Stock,
           Series 1996, for redemption.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BANKUNITED FINANCIAL CORPORATION




                                      By:/S/ NANCY L. ASHTON
                                         ---------------------------
                                           Nancy L. Ashton
                                           Senior Vice President and
                                           Assistant Secretary







Dated:     September 12, 1997

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

 20.1            Press Release regarding redemption of preferred stock